Exhibit 99.1

XPO Logistics Announces Pricing of GXO’s $800 Million Notes Offering

GREENWICH, Conn. – June 17, 2021 – XPO Logistics, Inc. (“XPO” or the “company”) (NYSE: XPO) today announced that GXO Logistics, Inc. (“GXO”), its wholly owned subsidiary, has priced an offering of $800 million of 144A notes with registration rights, consisting of $400 million of notes due 2026 (the “2026 notes”) and $400 million of notes due 2031 (the “2031 notes”, and together with the 2026 notes, the “notes”). GXO is expected to become a separate publicly traded company through the previously announced spin-off of XPO’s logistics segment (the “spin-off”). The closing of the offering of the notes is expected to occur on or about July 2, 2021, subject to customary closing conditions.

The 2026 notes will bear interest at a rate of 1.650% per annum payable semiannually in cash in arrears on January 15 and July 15 of each year, beginning January 15, 2022 and will mature on July 15, 2026. The 2031 notes will bear interest at a rate of 2.650% per annum payable semiannually in cash in arrears on January 15 and July 15 of each year, beginning January 15, 2022 and will mature on July 15, 2031.

GXO intends to use the net proceeds from the sale of the notes to fund a cash distribution to XPO, to provide working capital to GXO and/or to pay fees, costs and expenses incurred in connection with the spin-off, the notes offering and related transactions. The net proceeds from the notes offering will be held in escrow until satisfaction of certain conditions relating to the spin-off.

Baris Oran, chief financial officer of the planned GXO spin-off, said, “We're pleased with the successful outcome of the $800 million debt offering we priced today. We've completed another major step forward in the separation of GXO as a global, pure-play logistics company.”

The notes are being offered only to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and outside the United States, only to non-U.S. investors pursuant to Regulation S. The notes will not be registered under the Securities Act or any state securities laws and may not be offered or sold in the United States absent an effective registration statement or an applicable exemption from registration requirements or a transaction not subject to the registration requirements of the Securities Act or any state securities laws.

Wachtell, Lipton, Rosen & Katz is legal counsel to XPO and GXO in connection with the notes offering.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy any security and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offering, solicitation or sale would be unlawful. Any offers of the notes will be made only by means of a private offering memorandum.

About the GXO Spin-Off

XPO expects to spin off its logistics segment in the third quarter of 2021 as GXO, creating two, pure-play industry powerhouses. The separation would create two independent public companies with distinct investment identities and service offerings in vast addressable markets. GXO would be the second largest contract logistics company in the world, and XPO would be a leading provider of transportation services, primarily less-than-truckload transportation and truck brokerage. Completion of the spin-off is subject to various conditions, and there can be no assurance that the transaction will occur or, if it does occur, of its terms or timing.

About XPO Logistics, Inc.

XPO Logistics, Inc. (NYSE: XPO) provides cutting-edge supply chain solutions to the most successful companies in the world, with two business segments: transportation and logistics. The company helps more than 50,000 customers manage their supply chains most efficiently, using a network of 1,621 locations in 30 countries and approximately 140,000 team members, including 108,000 employees and 32,000 temporary workers. The company’s corporate headquarters are in Greenwich, Conn., USA.

Forward-looking Statements

This press release includes forward-looking statements within the meaning of Section 27A of the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact are, or may be deemed to be, forward-looking statements, including the statements above regarding plans, benefits and timing of the contemplated spin-off transaction. In some cases, forward-looking statements can be identified by the use of forward-looking terms such as “anticipate,” “estimate,” “believe,” “continue,” “could,” “intend,” “may,” “plan,” “potential,” “predict,” “should,” “will,” “expect,” “objective,” “projection,” “forecast,” “goal,” “guidance,” “outlook,” “effort,” “target,” “trajectory” or the negative of these terms or other comparable terms. However, the absence of these words does not mean that the statements are not forward-looking. These forward-looking statements are based on certain assumptions and analyses made by the company in light of its experience and its perception of historical trends, current conditions and expected future developments, as well as other factors the company believes are appropriate in the circumstances.

These forward-looking statements are subject to known and unknown risks, uncertainties and assumptions that may cause actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. Factors that might cause or contribute to a material difference include, but are not limited to, the risks discussed in our filings with the SEC and the following: economic conditions generally; the severity, magnitude, duration and aftereffects of the COVID-19 pandemic and government responses to the COVID-19 pandemic; our ability to align our investments in capital assets, including equipment, service centers and warehouses, to our customers’ demands; our ability to implement our cost and revenue initiatives; our ability to successfully integrate and realize anticipated synergies, cost savings and profit improvement opportunities with respect to acquired companies; matters related to our intellectual property rights; fluctuations in currency exchange rates; fuel price and fuel surcharge changes; natural disasters, terrorist attacks or similar incidents; risks and uncertainties regarding the potential timing and expected benefits of the proposed spin-off of our logistics segment, including final approval for the proposed spin-off and the risk that the spin-off may not be completed on the terms or timeline currently contemplated, if at all; the impact of the proposed spin-off on the size and business diversity of our company; the ability of the proposed spin-off to qualify for tax-free treatment for U.S. federal income tax purposes; our ability to develop and implement suitable information technology systems and prevent failures in or breaches of such systems; our substantial indebtedness; our ability to raise debt and equity capital; fluctuations in fixed and floating interest rates; our ability to maintain positive relationships with our network of third-party transportation providers; our ability to attract and retain qualified drivers; labor matters, including our ability to manage our subcontractors, and risks associated with labor disputes at our customers and efforts by labor organizations to organize our employees; litigation, including litigation related to alleged misclassification of independent contractors and securities class actions; risks associated with our self-insured claims; risks associated with defined benefit plans for our current and former employees; and governmental regulation, including trade compliance laws, as well as changes in international trade policies and tax regimes; governmental or political actions, including the United Kingdom’s exit from the European Union; and competition and pricing pressures.

All forward-looking statements set forth in this release are qualified by these cautionary statements and there can be no assurance that the actual results or developments anticipated by us will be realized or, even if substantially realized, that they will have the expected consequences to or effects on us or our business or operations. Forward-looking statements set forth in this release speak only as of the date hereof, and we do not undertake any obligation to update forward-looking statements to reflect subsequent events or circumstances, changes in expectations or the occurrence of unanticipated events, except to the extent required by law.

Investor Contact

XPO Logistics, Inc.

Tavio Headley

+1-203-413-4006

tavio.headley@xpo.com

Media Contact

XPO Logistics, Inc.

Joe Checkler

+1-203-423-2098

joe.checkler@xpo.com